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                                                                    EXHIBIT 99.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report on Form 10-Q of Cambridge Heart, Inc. (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, David A. Chazanovitz, Chief Executive Officer of the Company, and Robert B. Palardy, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                               /s/ David A. Chazanovitz
                                           ------------------------------------
Dated:  August 14, 2002                    David A. Chazanovitz
                                           Chief Executive Officer



                                               /s/ Robert B. Palardy
                                           ------------------------------------
Dated:   August 14, 2002                   Robert B. Palardy
                                           Chief Financial Officer